UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2019

Central Index Key Number of the issuing entity: 0001776721

Wells Fargo Commercial Mortgage Trust 2019-C51

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0001685185

UBS AG

Central Index Key Number of the sponsor: 0001541214

C-III Commercial Mortgage LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-226486-06	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)]\

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations.

Item 1.01. Entry into a Material Definitive Agreement.

On July 11, 2019, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2019-C51, Commercial Mortgage Pass-Through Certificates, Series 2019-C51 (the “Certificates”) was issued by Wells Fargo Commercial Mortgage Trust 2019-C51 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated and effective as of July 1, 2019 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Mortgage Loan identified as “CIRE Equity Retail & Industrial Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “CIRE Equity Retail & Industrial Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “CIRE Equity Retail & Industrial Portfolio Whole Loan”) that includes the CIRE Equity Retail & Industrial Portfolio Mortgage Loan and five other pari passu loans, which are not assets of the Issuing Entity. The Pooling and Servicing Agreement provides that the CIRE Equity Retail & Industrial Portfolio Whole Loan is to be serviced and administered (i) until the securitization of the related Servicing Shift Control Note, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the related Servicing Shift Control Note, under the pooling and servicing agreement entered into in connection with that securitization.

On August 8, 2019, the Servicing Shift Control Note related to the CIRE Equity Retail & Industrial Portfolio Whole Loan was securitized pursuant to the Benchmark 2019-B12 securitization transaction. As of such date, the CIRE Equity Retail & Industrial Portfolio Whole Loan, including the CIRE Equity Retail & Industrial Portfolio Mortgage Loan, is being serviced and administered under the Pooling and Servicing Agreement, dated as of August 1, 2019 (the “Benchmark 2019-B12 Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (in such capacity, the “Non-Serviced Master Servicer”) and as a special servicer as described therein (in such capacity, the “Non-Serviced Special Servicer”), Pacific Life Insurance Company and Trimont Real Estate Advisors, LLC, each as a special servicer as described therein, Pentalpha Surveillance LLC, as operating advisor (in such capacity, the “Non-Serviced Operating Advisor”) and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. The Benchmark 2019-B12 Pooling and Servicing Agreement is attached hereto as Exhibit 99.1.

The terms and conditions of the Benchmark 2019-B12 Pooling and Servicing Agreement applicable to the servicing of the CIRE Equity Retail & Industrial Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on July 11, 2019 (the “Prospectus”), however the servicing arrangements under such agreements will differ in certain respects, including the items set forth under “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans—General” in the Prospectus and the following:

•	The primary servicing fee for the CIRE Equity Retail & Industrial Portfolio Whole Loan will accrue at a rate of 0.00895% per annum (0.00125% of which will be payable to the Non-Serviced Master Servicer (Midland Loan Services, a Division of PNC Bank, National Association) as a primary servicing fee and 0.00770% of which will be payable to Preferred Capital Advisors as a subservicing fee).
•	The special servicing fee payable to the related Non-Serviced Special Servicer (Midland Loan Services, a Division of PNC Bank, National Association) with respect to the CIRE Equity Retail & Industrial Portfolio Whole Loan if it is a specially serviced loan thereunder will accrue at a rate equal to (i) 0.25% per annum or (ii) if such rate would result in a special servicing fee that would be less than $3,500 in any given month (as prorated for a partial period), such higher per annum rate as would
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result in a special servicing fee equal to $3,500 for such month (as prorated for a partial period) with respect to the CIRE Equity Retail & Industrial Portfolio Whole Loan.

•	The workout fee payable to the related Non-Serviced Special Servicer with respect to the CIRE Equity Retail & Industrial Portfolio Whole Loan if it is a corrected loan thereunder will accrue at a rate equal to the lesser of (i) 1.0% and (ii) such lower rate as would result in a workout fee of $1,000,000 when applied to each expected payment of principal and interest on the CIRE Equity Retail & Industrial Portfolio Whole Loan; provided that if such rate would result in a workout fee that would be less than $25,000, then the Non-Serviced Special Servicer will be entitled to such higher rate as would result in the total workout fees payable to the Non-Serviced Special Servicer with respect to the CIRE Equity Retail & Industrial Portfolio Whole Loan being equal to $25,000; and
•	The liquidation fee payable to the related Non-Serviced Special Servicer with respect to the CIRE Equity Retail & Industrial Portfolio Whole Loan will accrue at a rate equal to the lesser of (i) 1.0% or (ii) such lesser rate as would result in a liquidation fee of $1,000,000; provided, however, that except as contemplated in the definition of “Liquidation Fee” in the Benchmark 2019-B12 PSA, no liquidation fee will be less than $25,000.
•	The Benchmark 2019-B12 Pooling and Servicing Agreement provides for a “risk retention consultation party” with certain consultation rights in relation to material servicing actions.
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Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)        Exhibits:

99.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2019, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, Pacific Life Insurance Company and Trimont Real Estate Advisors, LLC, each as a special servicer as described therein, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name:	Anthony J. Sfarra
Title:	President

Dated: August 13, 2019

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Exhibit Index

Exhibit No.	Description

99.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2019, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, Pacific Life Insurance Company and Trimont Real Estate Advisors, LLC, each as a special servicer as described therein, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

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